NAVARRE CORPORATION

Purchase order

PO number/date

3139322 / 10/19/2012

Contact person/Telephone

Vendor:
LOCATION BASED TECHNOLOGIES INC
49 DISCOVERY STE 260
IRVINE CA 92618

Your vendor number with us

Last Date Accepted : 10/26/2012

Please deliver to:
Navarre Distribution Services
7400
7400 49th Ave. North
New Hope MN 55428

Bill to:
NAVARRE DISTRIBUTION SERVICE
7400 49th Avenue North
New Hope MN 55428 US

Terms of payment:

Currency USD

Line	Material	Description	Order qty	Unit	Price/unit	Net value
10	8104257	LBT POCKETFINDER FAMILY GPS LOCA				205620.00
		PFJAB00010-1	855393004056		ACCESSORIES	

Total net value excl. tax USD 205,620.00

Authorized Signature

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